FIRST EAGLE FUNDS

First Eagle Absolute Return Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED DECEMBER 9, 2015
TO PROSPECTUS DATED JUNE 15, 2015
as supplemented JUNE 30, 2015

As of December 1, 2015, private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms have acquired a majority equity stake in Arnhold and S. Bleichroeder Holdings, Inc., the holding company of First Eagle Investment Management, LLC, the investment adviser to the First Eagle Funds (including the First Eagle Absolute Return Fund or the “Fund”).

This transaction is not expected to result in any change in investment personnel or in the Fund’s investment objective or policies.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated June 15, 2015 as supplemented June 30, 2015. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management”. This Supplement also updates an earlier Supplement relating to the transaction dated July 20, 2015.